Exhibit 21

Marriott International, Inc.
“CbM” means “Courtyard by Marriott” / “RI” means “Residence Inn” / “RIbM” means “Residence Inn by Marriott” / “FibM” means “Fairfield Inn by Marriott”

Foreign Subsidiaries - Country of Incorporation

Country: Anguilla
The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Argentina
Marriott Argentina Licensing Company S.A.
Marriott International Hotels, Inc. (Argentina Branch)
Country: Armenia
Marriott Hotels International B.V. (Armenia Branch)
Country: Aruba
Luxury Hotels International Management of Aruba N.V., formerly known as Marriott Aruba N.V.
Country: Australia
Marriott International Management Company B.V. (Australian Branch)
Country: Austria
Graz Marriott Hotelmanagement GmbH
Luxury Hotels International Management Austria GmbH
Marriott Hotel Betriebsgesellschaft, m.b.H
Country: Azerbaijan
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)
Country: Bahamas
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)
Country: Bahrain
Renaissance Services B.V. (Bahrain Representative Office)
Country: Barbados
Luxury Hotels (Barbados) Limited
Country: Belgium
Luxury Hotels International Management Belgium SPRL
Marriott Hotels International Limited (Belgium Branch)
Renaissance Hotels International Management Belgium SPRL
Country: Bermuda
Adamar International Lodging, Ltd.
Crest Management Services, Limited
Luxury Hotels International Lodging Ltd.
Marriott International Services, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.
Country: Brazil
Mar Hoteis de Sao Paulo Ltda.
Renaissance do Brasil Hoteleria Ltda.
Renaissance do Brasil Hoteleria Ltda. (Haddick Office Jardins, Alameda Santos, 2326 CEP 01418-200, Sao Paulo) - Brazil Branch
Renaissance do Brasil Hoteleria Ltda. (Sao Paulo Branch)
Renaissance do Brasil Hoteleria Ltda. (Sao Paulo Branch)
Rio Hotel brasil Empreendimentos Imobiliarios Ltda.

Exhibit 21

Country: Canada
Luxury Hotels International of Canada ULC
Luxury International Holdings of Canada
Country: Cayman Islands
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)
Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Caymen Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
RC Hotel Holding Company Limited (Cayman Islands Branch)
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.
Country: Chile
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
The Ritz-Carlton Hotel Company of Chile S.A.
Country: China
Guangzhou Gingerroot Information Technology Co. Ltd.
Luxury China Hotels Limited
Luxury Hotels (China) International Management of Hong Kong Limited
Luxury Hotels Design & Construction Hong Kong Limited
Luxury Hotels International of Hong Kong Limited
Luxury Hotels International of Hong Kong Limited (Beijing, China Branch - Representative Office)
Marriott Properties (International) Limited
RHIL Limited
Shanghai Gingerroot Hotel Management Co., Ltd
Shanghai Gingerroot Hotel Management Co., Ltd., Beijing Branch
Shanghai Gingerroot Hotel Management Co., Ltd., Guangzhou Branch
The Ritz-Carlton Limited
Country: Costa Rica
Luxury Hotels of Costa Rica Management, S.R.L.
Country: Curacao
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Renaissance International Lodging N.V.
RHG Holding N.V.
The Ritz-Carlton Hotel Company N.V.
Torriam International Lodging N.V.
Country: Czech Republic
Luxury Hotel Management of Czech Republic s.r.o.

Exhibit 21

Country: Denmark
Marriott Hotels Denmark A/S
Country: Dominican Republic
Marriott Hotels International B.V. (Dominican Republic Branch)
Transamerican Hoteles, S.A.
Country: Ecuador
Luxury Hotels International of Ecuador Cia. Ltda.
Marriott Ecuador Licensing Company MLC S.A.
Marriott International Hotels, Inc. (Ecuador Branch)
Country: Egypt
Luxury Hotels International Management Company B.V. (Egypt Branch), formerly known as Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company of Egypt S.A.E.
Country: El Salvador
Luxury Hotels International Management Company B.V. (El Salvador Branch)
Country: France
ACHM International Management Company (French Branch)
Luxury Hotels International of France SAS
Marriott France Group Companies SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
Marriott Hotels Management France SAS
Paris Arcueil Real Estate Company SAS
Paris St. Denis Pleyel Real Estate Company SAS
Ramcap SAS
Renaissance Le Parc SAS
Roissy CYBM SAS
Toulouse Operating Company SAS
Country: Gabon
Luxury Hotels International (Gabon) SARL
Country: Germany
Berlin Marriott Hotelmanagement GmbH
Cologne MH Operating Company GmbH
Frankfurt Marriott Hotelmanagement GmbH
Frankfurt RH Operating Company GmbH
Hamburg Marriott Hotelmanagement GmbH
Heidelberg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Marriott Hotel Services Berlin GmbH
Marriott Hotelmanagement Cologne GmbH
Marriott Hotelmanagement GmbH
Munich CY Schwalther Operating Company GmbH
Renaissance Dusseldorf Hotemmanagment GmbH
Renaissance Hamburg Hotelmanagement GmbH

Exhibit 21

Stuttgart Sindelfingen Hotel Management GmbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH
Country: Ghana
Luxury Hotels Management (Ghana) Limited
Country: Greece
Marriott Hotels Hellas, S.A.
Country: Guam
Marriott Hotels International B.V. (Guam Branch)

Marriott Guatemala Licensing S.A.
Country: Honduras
Marriott De Honduras, Sociedad de Responsabilidad Limitada
Country: India
Marriott Hotels India Private Limited
Country: Indonesia
P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. Ritz-Carlton Indonesia
Country: Ireland
Luxury Hotels Irish Holding Company Limited, formerly known as MVCI Irish Holding Company Limited
Luxury Reservations Limited
The Ritz-Carlton Hotel Company B.V. (Ireland Branch)
Torriam Hotel Operating Company Limited
Country: Israel
Luxury Hotels International Sales of Israel, Ltd.
Country: Italy
Luxury Hotels International Management Italy S.r.l.
Country: Jamaica
Luxury Hotels International Company of Jamaica Limited
Marriott Jamaica Licensing Company Limited
Country: Japan
Luxury Hotels International of Japan, Inc.
The Ritz- Carlton Property Management Company (Kyoto) Ltd.
The Ritz-Carlton Property Management Company (Tokyo), Ltd.
Country: Jersey, Channel Isla
Aberdeen Hotel Limited
Country: Jordan
Marriott Hotels International B.V. (Jordan Branch)
Marriott Worldwide Corporation (Jordan Branch)
Country: Kazakhstan
Renaissance Hotels International B.V. (Kazakhstan Branch)
Country: Lebanon
Marriott International Hotels, Inc. (Lebanon Branch)
Country: Libya
Luxury Hotels International Management Company B.V. (Libya Branch)

Country: Luxembourg

Exhibit 21

ACHM Global Hospitality Licensing S.àr.l.
Global Hospitality Licensing S.àr.l.
International Hotel Licensing Company S.àr.l.
Luxury Holding of Luxembourg S.àr.l.
Marriott International Holding Company S.àr.l.
Marriott RHG Acquisition S.àr.l.
Country: Macedonia
LUXURY MANAGEMENT COMPANY MACEDONIA DOOEL Skopje
Country: Malaysia
Luxury Hotels International Management Company B.V. (Malaysia Branch)
Marriott International Hotels, Inc. (Malaysia Branch)
Renaissance Hotels International Corporation Limited (Malaysia Branch)
Renaissance International Management Company B.V.(Malaysian Branch)
Renaissance Services B.V. (Malaysia Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)
Country: Malta
Malta Regional Hospitality Licensing Limited
Country: Mexico
Luxury Hotels International Management Mexico, S.A. de C.V.
Marriott Hotels, S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Renaissance P.V. Mexicana S.A. de C.V.
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands
Adamar Hotels International B.V.
Adamar International Management Company B.V.
Luxury Hotels International Management Company B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott RHG Acquisition SARL
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Services B.V.
Renaissance Special Purposes B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.
Country: Nigeria
Luxury International Management Nigeria Limited
Country: Oman
Luxury Hotels International Management (Oman) LLC
Country: Panama
Marriott International Services, Ltd. (Panama Branch)
Country: Peru

Exhibit 21

Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.
Country: Philippines
Marriott International Hotels, Inc. (Philippine Branch)
Renaissance Hotels International Corporation Limited (Philippine Branch)
Country: Portugal
Luxury Hotels International Management Company B.V. (Portuguese Branch)
Marriott Hotels International B.V. (Portugal Branch)

Country: Puerto Rico
Luxury Hotels International of Puerto Rico, Inc.

Country: Romania
Luxury Hotel Management of Romania S.R.L.
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti (Romanian Branch)
Country: Russia
Branch of private limited liability company “Luxury Hotels International Management Company B.V.
Limited Liability Company "CYBM Voznesenkry Hotel Leasing"
Limited Liability Company "Renaissance Samara Hotel Leasing"
Limited Liability Company "Renaissance St. Petersburg Hotel Leasing"
Limited Liability Company “St. Petersburg CY Hotel Leasing”
Luxury Hotels International Management Company B.V. (Ulyanovsk, Russia Br.)
Luxury Hotels International Management Company B.V. (Novosibirsk,Russia Br)
Luxury Hotels International Management Company B.V. (Krasnodar, Russian Branch)
Marriott Novy Arbat Hotel Leasing
OOO CY Nizhny Novgorod Hotel Leasing
The Ritz-Carlton Hotel Company B.V. (Russian Branch)
Country: Saint Kitts and Nevis
Luxury Hotels International Management St. Kitts Limited
Marriott Switzerland Licensing Company S.ar.l (St. Kitts & Nevis branch)
Country: Saint Lucia
The Ritz-Carlton Hotel Company of St. Lucia Limited
Country: Saudi Arabia
Luxury Hotels International Saudi Arabia Limited
Country: Singapore
International Luxury Hotels (Singapore) Pte. Limited
Luxury Singapore Holding Company Pte. Ltd
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Residential Management Company of Singapore Pte, Limited
Country: South Africa
AP Arabella (Pty) Ltd
AP Mount Grace (Pty) Limited
Luxury Hotel Leasing South Africa (Pty) Ltd (aka: PH Hunters Rest)
Luxury Hotels Cape Town (Pty) Ltd
Luxury Hotels International OR Tambo (Pty) Ltd
Luxury Hotels International South Africa (Pty) Ltd
PH Edward (Pty) Ltd

Exhibit 21

PH F and I Cape Town (Pty) Ltd
PH Marine (Pty) Ltd
PH Edwards Bay (Pty) Ltd
PH Roodepoort (Pty) Ltd
PH Victoria Junction (Pty) Ltd
Plan One (Pty) Ltd
Procurement International (Pty) Limited
Protea Hotels and Inns (Pty) Limited
Protea Hotels Empowerment Consortium (Pty) Limited
Protea Hotels Empowerment Initiative (Pty) Limited
Country: South Korea
Marriott Hotels International B.V. (Seoul MEA Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Marriott International Management Company B.V. (Seoul Branch)
Marriott International Management Company B.V. (Dongdaemoon Branch)
Marriott International Management Company B.V. (Seongnam Branch)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)
Country: Spain
BCN Diplomatic Hotel, S.L.
Luxury Hotels International of Spain S.L.U.
Marriott Hotels International Limited (Representative Office)
Country: Switzerland
International Hotel Licensing Company S.àr.l. Luxembourg, Zurich Branch
Luxury Hotels International Management Switzerland GmbH
Luxury Swiss Management Company GmbH
Luxury Switzerland Holding Company GmH
Marriott Switzerland Licensing Company II S.àr.l.
Marriott Switzerland Licensing Company S.àr.l.

Country: Thailand
Luxury Hotels & Resorts (Thailand) Limited
Country: Trinidad and Tobago
Marriott Trinidad & Tobago Limited
Country: Turkey
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi

Country: Turks and Caicos Isl
Luxury Hotels of Turks & Caicos Ltd
Country: Ukraine
Permanent Establishment of Luxury Hotels International Management Company B.V.
Country: United Arab Emirates
Renaissance Services B.V. (Dubai Branch)
Country: United Kingdom
GH Hotel Operating Company Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott International Design & Construction Services, Inc. (UK Establishment)
Marriott UK Group Company Limited

Exhibit 21

Marriott UK Management Company Limited
Marriott V&A Hotel Operating Company Limited
Protea Hotels International Limited
Renaissance Manchester Hotel Operating Company Limited
Renaissance Services B.V. (UK Establishment)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited
Country: Venezuela
Marriott Hotels International B.V. (Caracas, Venezuela Branch)
Country: Virgin Islands-BR
Dominican Hotels (B.V.I.) Ltd.
Luxury Hotels Management (BVI) Limited
Ramasia International Limited
RC Hotel Holding Company Limited
RC Rose Holding Company Limited
Renaissance Hotels International Corporation Limited
Renaissance Hotels Marketing Services Limited
Country: Virgin Islands-U.S.
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
RC Hotels (Virgin Islands), Inc.

Exhibit 21

Domestic Subsidiaries - State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
State: California
SJMEC, Inc.
SJMFB, LLC
State: Delaware
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Camelback Properties Inn, Inc.
Capital Employment Services, LLC
CBM Annex, Inc.
Centerline Georgia Investor LLC
Charleston Marriott, LLC
Chicago Hotel Services, LLC
City Center Annex Tenant Corporation
Corporate General, Inc.
Courtyard Management Corporation
CTYD III Corporation
Desert Ridge Resort, LLC
Detroit CY, LLC
Detroit Hotel Services, LLC
Detroit MHS, LLC
EDITION Management LLC
Essex House Condominium Corporation
Fairfield FMC, LLC
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
M.H.S. Realty Sales, LLC
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott Crystal City Manager, LLC
Marriott Fifth Avenue, LLC
Marriott Hotel Services, Inc.
Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.

Exhibit 21

Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott P.R. Management Corporation
Marriott Payroll Services, LLC
Marriott Ranch Properties, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott Worldwide Payroll, LLC
Marriott Worldwide Reservation Services, LLC
Marriott's Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MHS Guam, Inc.
MHSFR II, LLC
MHSFR, LLC
MHSI Hawaii, LLC.
MI CBM Investor, LLC
MI Finance Company
MI Georgia Credits, LLC
MI Holding, L.P.
MI Member, LLC
MI NY Clock Tower, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MICC (California), LLC
MICC SPE I Corp.
MIF, L.L.C.
MRC I Funding Corporation
North Drury Lane Productions, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC
RC-UK, Inc.
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Oakbrook Hotel, LLC
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC

Exhibit 21

Residence Inn by Marriott, LLC
RHG Investments, LLC
RHOC Consolidation, LLC
RI BWI Airport, L.L.C.
Ritz-Carlton (Virgin Islands), Inc.
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, LLC
Senior Living Limited Partnership
Seville Acquisition, LLC
SpringHill SMC, LLC
Square 369 Hotel Associates, LLC
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Residences Management Company LLC
TownePlace Management, LLC
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC
State: Georgia
The Dining Room Corporation
State: Hawaii
F. L. Insurance Corporation
KB Hotel Operator Inc.
Marquis Insurance Corporation
State: Kansas
Kansas Hospitality Services, Inc.
State: Maryland
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MI Fulfillment Services, LLC
MII Conference Center, Inc.
State: Massachusetts
MI Hotels of Massachusetts, Inc.
State: Nevada
MI Hotels of Las Vegas, Inc.

Exhibit 21

State: Texas
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)
State: West Virginia
West Virginia Marriott Hotels, Inc.

Exhibit 21

Assumed Names

State: Arizona
	Entity Name	Assumed Name
	Courtyard Management Corporation	Camelback CbM
	Courtyard Management Corporation	Chandler Courtyard by Marriott
	Courtyard Management Corporation	Phoenix Airport CbM
	Courtyard Management Corporation	Phoenix Mesa CbM
	Courtyard Management Corporation	Phoenix Metro Center CbM
	Courtyard Management Corporation	Scottsdale CbM
	Courtyard Management Corporation	Scottsdale Downtown Courtyard
	Courtyard Management Corporation	Tuscon CbM
	Desert Ridge Resort, LLC	Wild Fire Golf Course
	Fairfield FMC, LLC	Flagstaff FibM
	Fairfield FMC, LLC	Phoenix FibM
	Fairfield FMC, LLC	Scottsdale FibM
	Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
	Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
	Marriott Rewards, Inc.	Marriott Rewards II, Inc.
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Residence Inn by Marriott, LLC	Flagstaff RI
	Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI
	Residence Inn by Marriott, LLC	Phoenix RI
	Residence Inn by Marriott, LLC	Scottsdale RI
	Residence Inn by Marriott, LLC	Tucson RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Town & Country Club
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Phoenix
State: Arkansas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Little Rock CbM
State: California
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Novato Marin / Sonoma
	Courtyard Management Corporation	San Francisco Oyster Point Courtyard
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Buena Park FibM
	Fairfield FMC, LLC	Fairfield Inn Anaheim Disneyland Resort
	Fairfield FMC, LLC	Fairfield Inn by Marriott
	Fairfield FMC, LLC	Ontario FibM
	Fairfield FMC, LLC	Placentia FibM
	Fairfield FMC, LLC	Rancho Cordova FibM
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc.	Anaheim Marriott

Exhibit 21

	Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
	Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
	Marriott Hotel Services, Inc.	Marriott's Desert Springs Resort and Spa
	Marriott Hotel Services, Inc.	Monterey Marriott Hotel
	Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
	Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
	Marriott Hotel Services, Inc.	San Jose Marriott
	Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Marriott International, Inc.	Desert Springs, A JW Marriott Resort & Spa
	Marriott International, Inc.	Irvine Marriott Hotel
	Marriott International, Inc.	Los Angeles Airport Marriott
	Marriott International, Inc.	Manhattan Beach Marriott
	Marriott International, Inc.	Marriott Marquis San Diego Marina
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Renaissance Hotel Management Company, LLC	The Lodge at Sonoma
	Residence Inn by Marriott, LLC	Anaheim Residence Inn
	Residence Inn by Marriott, LLC	Arcadia Residence Inn
	Residence Inn by Marriott, LLC	Beverly Hills Residence Inn
	Residence Inn by Marriott, LLC	Costa Mesa Residence Inn
	Residence Inn by Marriott, LLC	Fountain Valley Residence Inn
	Residence Inn by Marriott, LLC	Fremont RI
	Residence Inn by Marriott, LLC	La Jolla Residence Inn
	Residence Inn by Marriott, LLC	Long Beach Residence Inn
	Residence Inn by Marriott, LLC	Manhattan Beach Residence Inn
	Residence Inn by Marriott, LLC	Mira Mesa Residence Inn
	Residence Inn by Marriott, LLC	Mountain View Residence Inn
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Placentia Residence Inn
	Residence Inn by Marriott, LLC	Rancho Bernardo RI
	Residence Inn by Marriott, LLC	Residence Inn Bakersfield
	Residence Inn by Marriott, LLC	Residence Inn Irvine Spectrum
	Residence Inn by Marriott, LLC	Residence Inn Pleasant Hill Concord
	Residence Inn by Marriott, LLC	Residence Inn San Diego Central
	Residence Inn by Marriott, LLC	Residence Inn San Diego Sorrento Mesa/Sorrento Valley
	Residence Inn by Marriott, LLC	Residence Inn San Jose Campbell
	Residence Inn by Marriott, LLC	Residence Inn San Ramon
	Residence Inn by Marriott, LLC	Sacramento-Natomas Residence Inn
	Residence Inn by Marriott, LLC	Torrance Residence Inn
	The Ritz-Carlton Hotel Company, LLC	Ritz-Carlton Hotel
	The Ritz-Carlton Hotel Company, LLC	The Ritz-Carlton, Laguna Niguel
State: Colorado
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boulder CbM
	Courtyard Management Corporation	Denver Airport CbM
	Courtyard Management Corporation	Denver SE CbM
	Marriott Hotel Services, Inc.	Denver West Marriott Hotel

Exhibit 21

	Residence Inn by Marriott, LLC	Boulder RI
	Residence Inn by Marriott, LLC	Colorado Springs RI
	Residence Inn by Marriott, LLC	Denver Downtown RI
	Residence Inn by Marriott, LLC	Denver South RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Denver
State: Connecticut
	Entity Name	Assumed Name
	Courtyard Management Corporation	Hartford CbM
	Courtyard Management Corporation	Norwalk CbM
	Fairfield FMC, LLC	Hartford Airport FibM (Windsor/Windsor Lock)
	Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
State: Delaware
	Entity Name	Assumed Name
	Courtyard Management Corporation	Wilmington CbM
	Fairfield FMC, LLC	Wilmington FibM
	Residence Inn by Marriott, LLC	Wilmington RI
State: District Of Columbia
	Entity Name	Assumed Name
	Marriott Hotel Services, Inc	JW Marriott on Pennsylvania Avenue
	Renaissance Hotel Operating Company	Renaissance Washington DC Hotel
State: Florida
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott Jupiter Abacoa
	Courtyard Management Corporation	Courtyard Café
	Courtyard Management Corporation	Courtyard Lobby Lounge
	Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
	Courtyard Management Corporation	Courtyard Pool Bar & Grille
	CTYD III Corporation	Courtyard by Marriott
	EDITION Management LLC	Basement
	EDITION Management LLC	Miami Beach EDITON Hotel
	EDITION Management LLC	The Market at Miami Beach EDITION
	EDITION Management LLC	The Matador Room
	EDITION Management LLC	Tropicale
	Fairfield FMC, LLC	Fairfield Inn Café
	Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grille
	Marriott Hotel Services, Inc.	3030 Ocean
	Marriott Hotel Services, Inc.	Cafe Waterside
	Marriott Hotel Services, Inc.	Champions
	Marriott Hotel Services, Inc.	Deco Blue
	Marriott Hotel Services, Inc.	Hammock Bay Golf & Country Club
	Marriott Hotel Services, Inc.	IL Terrazzo
	Marriott Hotel Services, Inc.	Korals
	Marriott Hotel Services, Inc.	Marriott South Beach
	Marriott Hotel Services, Inc.	Marriott Stanton South Beach

Exhibit 21

Marriott Hotel Services, Inc.	Miami Airport Marriott
Marriott Hotel Services, Inc.	Riva Restaurant
Marriott Hotel Services, Inc.	SPA Waterside
Marriott Hotel Services, Inc.	Tampa Airport Marriott Hotel
Marriott Hotel Services, Inc.	Tampa Marriott Waterside
Marriott Hotel Services, Inc.	The Club at Marriott's Harbor Beach Resort & Spa
Marriott Hotel Services, Inc.	The Members Club at Marco
Marriott Hotel Services, Inc.	The Spa at Marriott's Harbor Beach Resort
Marriott Hotel Services, Inc.	The Spa Café
Marriott Hotel Services, Inc.	Tranquility
Marriott International, Inc.	Citron Patisserie

Entity Name	Assumed Name
Marriott International, Inc.	Citron, An American Brasserie
Marriott International, Inc.	Destinations by Marriott
Marriott International, Inc.	Doral Golf Resort &Spa
Marriott International, Inc.	Fairways Pub
Marriott International, Inc.	Falcon’s Fire Golf Club
Marriott International, Inc.	Hawk's Landing Steakhouse & Grille
Marriott International, Inc.	JW Marriott Orlando Grande
Marriott International, Inc.	Primo
Marriott International, Inc.	Quench Bar & Grill
Marriott International, Inc.	Tampa Marriott Waterside
Marriott International, Inc.	The Ritz Carlton Golf Club
Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
Marriott International, Inc.	The Signature Shop
Marriott International, Inc.	Vitale Spa Café
Renaissance Hotel Management Company, LLC	Eden Roc, A Renaissance Resort & Spa
Renaissance Hotel Management Company, LLC	Flagler’s
Renaissance Hotel Management Company, LLC	Renaissance Singer Island Hotel
Renaissance Hotel Management Company, LLC	Tampa Renaissance Hotel
Renaissance Hotel Management Company, LLC	The Renaissance Tampa International Plaza Hotel
Residence Inn by Marriott, LLC	Boca Raton RI
Residence Inn by Marriott, LLC	Pensacola RI
Residence Inn by Marriott, LLC	Residence Inn Melbourne
Residence Inn by Marriott, LLC	St. Petersburg Residence Inn
SpringHill SMC, LLC	Springhill Pool Bar & Grille
SpringHill SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
SpringHill SMC, LLC	Springhill Suites Seasons
The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant

Exhibit 21

	The Ritz-Carlton Hotel Company, L.L.C.	Bun
	Entity Name	Assumed Name
	The Ritz-Carlton Hotel Company, L.L.C.	Cantina
	The Ritz-Carlton Hotel Company, L.L.C.	Cero Restaurant
	The Ritz-Carlton Hotel Company, L.L.C.	Cioppino
	The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
	The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
	The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
	The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
	The Ritz-Carlton Hotel Company, L.L.C.	Rum Bar
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Amelia Island
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Fort Lauderdale
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
	The Ritz-Carlton Hotel Company, L.L.C.	The Spa at The Ritz-Carlton
	TownePlace Management, LLC	Miami Airport West Towneplace Suites
	TownePlace Management, LLC	Miami Lakes Towneplace Suites
State: Georgia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Atlanta Airport CbM
	Courtyard Management Corporation	Atlanta Airport South CbM
	Courtyard Management Corporation	Atlanta Delk Road CbM
	Courtyard Management Corporation	Atlanta Perimeter CbM
	Courtyard Management Corporation	Augusta CbM
	Courtyard Management Corporation	Columbus CbM
	Courtyard Management Corporation	Cumberland Center CbM
	Courtyard Management Corporation	Executive Park CbM
	Courtyard Management Corporation	Gwinnet Mall CbM
	Courtyard Management Corporation	Jimmy Carter CbM
	Courtyard Management Corporation	Macon CbM
	Courtyard Management Corporation	Midtown Atlanta CbM
	Entity Name	Assumed Name
	Courtyard Management Corporation	Northlake CbM

Exhibit 21

	Courtyard Management Corporation	Peachtree Corners CbM
	Courtyard Management Corporation	Peachtree-Dunwoody CbM
	Courtyard Management Corporation	Roswell CbM
	Courtyard Management Corporation	Savannah CbM
	Courtyard Management Corporation	Windy Hill CbM
	Fairfield FMC, LLC	Atlanta Gwinnett Mall FibM
	Fairfield FMC, LLC	Atlanta Northlake FibM
	Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
	Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
	Residence Inn by Marriott, LLC	Atlanta Airport RI
	Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
	Residence Inn by Marriott, LLC	Atlanta Buckhead RI
	Residence Inn by Marriott, LLC	Atlanta Midtown RI
	Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI
State: Hawaii
	Entity Name	Assumed Name
	Essex House Condominium Corporation	Kauai Marriott Resort & Beach Club
	KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
	Marriott Hotel Services, Inc.	Bar at Private Sunset Beach
	Marriott Hotel Services, Inc.	Bat at Sunrise Pool
	Marriott Hotel Services, Inc.	Crazybox
	Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
	Marriott Hotel Services, Inc.	Kolohe's Beach Bar & Grill
	Marriott Hotel Services, Inc.	Kuhio Beach Grill
	Marriott Hotel Services, Inc.	Lobby Bar
	Marriott Hotel Services, Inc.	Marriott's Waiohai Beach Club
	Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
	Marriott Hotel Services, Inc.	Moana Terrace
	Marriott Hotel Services, Inc.	Waikiki Beach Hotel
	Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
	Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
	Marriott Hotel Services, Inc.	Wailea Marriott Resort
	Marriott International, Inc.	Maui Marriott Resort
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua
State: Illinois
	Entity Name	Assumed Name
	Courtyard Management Corporation	Arlington Heights CbM
	Courtyard Management Corporation	Arlington Heights South CbM
	Courtyard Management Corporation	Chicago Downtown CbM
	Courtyard Management Corporation	Chicago-Highland Park CbM

	Entity Name	Assumed Name
	Courtyard Management Corporation	Chicago/Deerfield CbM
	Courtyard Management Corporation	Chicago/Lincolnshire CbM
	Courtyard Management Corporation	Glenview CbM
	Courtyard Management Corporation	Naperville CbM

Exhibit 21

	Courtyard Management Corporation	O'Hare CbM
	Courtyard Management Corporation	Oakbrook Terrace CbM
	Courtyard Management Corporation	Rockford CbM
	Courtyard Management Corporation	St. Charles CbM
	Courtyard Management Corporation	Waukegan CbM
	Courtyard Management Corporation	Wood Dale CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Bloomington/Normal FibM
	Fairfield FMC, LLC	Chicago Lansing FibM
	Fairfield FMC, LLC	Glenview FibM
	Fairfield FMC, LLC	Peoria FibM
	Fairfield FMC, LLC	Rockford FibM
	Fairfield FMC, LLC	Willowbrook FibM
	Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
	Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
	Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
	Marriott Hotel Services, Inc.	Lincolnshire Catering
	Marriott Hotel Services, Inc.	Oak Brook Hills Marriott Resort
	Marriott International, Inc.	Chicago Marriott O'Hare
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
	Residence Inn by Marriott, LLC	Chicago Downtown RI
	Residence Inn by Marriott, LLC	Chicago Lombard RI
	Residence Inn by Marriott, LLC	Chicago O'Hare RI
	Residence Inn by Marriott, LLC	Deerfield RI
State: Indiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Fort Wayne FibM
	Fairfield FMC, LLC	Indianapolis Castleton FibM
	Fairfield FMC, LLC	Indianapolis College Park FibM
	Residence Inn by Marriott, LLC	Fort Wayne RI
	Residence Inn by Marriott, LLC	Indianapolis North RI
State: Iowa
	Entity Name	Assumed Name
	Courtyard Management Corporation	Des Moines/Clive CbM
	Courtyard Management Corporation	Quad Cities CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Cedar Rapids FibM
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Des Moines FibM
State: Kentucky
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott

Exhibit 21

	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Florence FibM
	Fairfield FMC, LLC	Louisville East Fibm
State: Louisiana
	Entity Name	Assumed Name
	Courtyard Management Corporation	Baton Rouge CbM
	Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
	CTYD III Corporation	Courtyard by Marriott
	Renaissance Hotel Management Company, LLC	Renaissance Pere Marquette Hotel
	Residence Inn by Marriott, LLC	Bossier City RI
	SpringHill SMC, LLC	Springhill Suites by Marriott
State: Maine
	Entity Name	Assumed Name
	Fairfield FMC, LLC	Portland FibM
State: Maryland
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
	Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott
	Residence Inn by Marriott, LLC	Annapolis RI
	Residence Inn by Marriott, LLC	Bethesda RI
State: Massachusetts
	Entity Name	Assumed Name
	Courtyard Management Corporation	Boston Tremont Courtyard
	Courtyard Management Corporation	Courtyard Boston Stoughton
	Courtyard Management Corporation	Lowell CbM
	Courtyard Management Corporation	Milford CbM
	Marriott Hotel Services, Inc.	Marriott Long Wharf
	Renaissance Hotel Management Company, LLC	Renaissance Boston Waterfront Hotel
	Renaissance Hotel Operating Company	Renaissance Bedford Hotel
	Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
	Residence Inn by Marriott, LLC	Boston-Westborough RI
	Residence Inn by Marriott, LLC	Cambridge RI
	Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
State: Michigan
	Entity Name	Assumed Name
	Courtyard Management Corporation	Detroit/Novi CbM
	Detroit Hotel Services, LLC	Detroit Marriott at Renaissance Center
	Detroit MHS, LLC	Detroit Marriott At Renaissance Center
	Fairfield FMC, LLC	Detroit Airport FibM
	Fairfield FMC, LLC	Detroit Madison FibM

Exhibit 21

	Fairfield FMC, LLC	Detroit Warren FibM
	Fairfield FMC, LLC	Detroit West FibM
	Fairfield FMC, LLC	Kalamazoo FibM
	Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
	Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
	Residence Inn by Marriott, LLC	Ann Arbor RI
	Residence Inn by Marriott, LLC	Dearborn RI
	Residence Inn by Marriott, LLC	East Lansing RI
	Residence Inn by Marriott, LLC	Grand Rapids RI
	Residence Inn by Marriott, LLC	Kalamazoo RI
	Residence Inn by Marriott, LLC	Southfield Michigan RI
	Residence Inn by Marriott, LLC	Troy Central RI
	Residence Inn by Marriott, LLC	Troy South RI
	Residence Inn by Marriott, LLC	Warren RI
State: Minnesota
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Minneapolis Eden Prairie
	Courtyard Management Corporation	Mendota Heights CbM
	Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
	Residence Inn by Marriott, LLC	Eden Prairie RI
State: Missouri
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard Kansas City Airport
	Courtyard Management Corporation	Creve Coeur CbM
	Courtyard Management Corporation	Earth City CbM
	Courtyard Management Corporation	South Kansas City CbM
	Entity Name	Assumed Name
	Courtyard Management Corporation	St. Louis CbM
	Courtyard Management Corporation	St. Louis-Westport CbM
	CTYD III Corporation	Courtyard St. Louis Downtown
	Fairfield FMC, LLC	St. Louis Hazelwood FibM
	Marriott Hotel Services, Inc.	Kansas City Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Airport Marriott
	Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
	Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
	Renaissance Hotel Management Company, LLC	Renaissance St. Louis Grand and Suites Hotel
	Renaissance Hotel Operating Company	Renaissance St. Louis Hotel Airport
	Residence Inn by Marriott, LLC	St. Louis Chesterfield RI
	Residence Inn by Marriott, LLC	St. Louis Galleria RI
	Residence Inn by Marriott, LLC	St. Louis Westport RI
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, St. Louis
State: Nebraska
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Omaha Central RI

Exhibit 21

State: Nevada
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Las Vegas
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Las Vegas FibM
	MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
	MI Hotels of Las Vegas, Inc.	Grand Chateau
	MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
	MI Hotels of Las Vegas, Inc.	Marriott Resorts Hospitality Corporation
	MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
	Residence Inn by Marriott, LLC	Las Vegas Hughes Center
	Residence Inn by Marriott, LLC	Las Vegas RI
	Residence Inn by Marriott, LLC	Residence Inn by Marriott
	Residence Inn by Marriott, LLC	RI Las Vegas Convention Center
	Springhill SMC, LLC	Inspiration Lounge
	Springhill SMC, LLC	Inspiration Tavern
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas
State: New Hampshire
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott Nashua
	Fairfield FMC, LLC	Merrimack Fairfield FibM
State: New Jersey
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
	Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
	Marriott Hotel Services, Inc.	Hanover Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Seaview Golf Resort
	Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
	Marriott Hotel Services, Inc.	Princeton Marriott Hotel
	Marriott Hotel Services, Inc.	Somerset Marriott Hotel
	Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
	Residence Inn by Marriott, LLC	Residence Inn by Marriott II, LLC
State: New Mexico
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Residence Inn by Marriott, LLC	Santa Fe RI, Albuquerque RI
State: New York
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard New York Manhatten/Herald Square
	Courtyard Management Corporation	Fishkill CbM

Exhibit 21

	Courtyard Management Corporation	Midtown East Courtyard
	Courtyard Management Corporation	Poughkeepsie CbM
	Courtyard Management Corporation	Rochester CbM
	Courtyard Management Corporation	Rye CbM
	Courtyard Management Corporation	Syracuse CbM
	Courtyard Management Corporation	Tarrytown CbM
	Fairfield FMC, LLC	Lancaster FibM
	Fairfield FMC, LLC	Syracuse FibM
	Marriott Hotel Services, Inc.	JW Marriott Essex House New York
	Marriott Hotel Services, Inc.	LaGuardia Marriott Hotel
	Marriott Hotel Services, Inc.	Long Island Marriott Hotel
	Marriott Hotel Services, Inc.	New York Brooklyn Marriott
	Marriott Hotel Services, Inc.	New York Marriott Downtown
	Marriott Hotel Services, Inc.	Westchester Marriott Hotel
	Marriott International, Inc.	LaGuardia Marriott
	Marriott International, Inc.	Long Island Marriott Hotel and Conference Center
	Marriott International, Inc.	Marriott's Wind Watch Hotel and Golf Club
	Marriott International, Inc.	New York Marriott East Side
	Entity Name	Assumed Name
	Marriott International, Inc.	New York Marriott Marquis Hotel
	Marriott International, Inc.	Westchester Marriott
	Residence Inn by Marriott, LLC	East Syracuse RI
	Springhill SMC, LLC	Springhill Suites New York Midtown Manhattan/Fifth Avenue
	Springhill SMC, LLC	Springhill Suites Syracuse Carrier Circle
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Westchester
State: North Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Charlotte Arrowood CbM
	Courtyard Management Corporation	Charlotte South Park CbM
	Courtyard Management Corporation	Charlotte University CbM
	Courtyard Management Corporation	Fayetteville CbM
	Courtyard Management Corporation	Greensboro CbM
	Courtyard Management Corporation	Raleigh Airport CbM
	Courtyard Management Corporation	Raleigh CbM
	Courtyard Management Corporation	Raleigh-Cary CbM
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Charlotte Airport FibM
	Fairfield FMC, LLC	Charlotte Northeast FibM
	Fairfield FMC, LLC	Durham FibM
	Fairfield FMC, LLC	Fayetteville FibM
	Fairfield FMC, LLC	Greensboro Highpoint FibM
	Fairfield FMC, LLC	Raleigh Northeast FibM

Exhibit 21

	Fairfield FMC, LLC	Rocky Mount FibM
	Fairfield FMC, LLC	Wilmington FibM
	Residence Inn by Marriott, LLC	Charlotte North RI
	Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
	Residence Inn by Marriott, LLC	Raleigh RI
	Residence Inn by Marriott, LLC	Winston-Salem RI
	WEC 99C-8 LLC	WEC 99C-8 LLC
State: Ohio
	Entity Name	Assumed Name
	Courtyard Management Corporation	Blue Ash CbM
	Courtyard Management Corporation	Courtyard Columbus Worthington
	Courtyard Management Corporation	Dublin CbM
	Courtyard Management Corporation	Toledo CbM
	Marriott International, Inc.	Fairfield Inn
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Residence Inn by Marriott, LLC	Akron RIbm
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Blue Ash RIbm
	Residence Inn by Marriott, LLC	Cincinnati North RIbM
	Residence Inn by Marriott, LLC	Columbus East RIbM
	Residence Inn by Marriott, LLC	Columbus North RI
	Residence Inn by Marriott, LLC	Dublin Ohio RIbM
	Residence Inn by Marriott, LLC	Toledo RIbM
State: Oklahoma
	Entity Name	Assumed Name
	Courtyard Management Corporation	Oklahoma City CbM
	Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
	Residence Inn by Marriott, LLC	Oklahoma City RI

State: Oregon	Entity Name	Assumed Name
	Courtyard Management Corporation	Portland CbM
	Marriott Hotel Services, Inc.	Portland Marriott Hotel
State: Pennsylvania
	Entity Name	Assumed Name
	Courtyard Management Corporation	Devon CbM
	Courtyard Management Corporation	Philadelphia CbM
	Courtyard Management Corporation	Pittsburgh CbM
	Courtyard Management Corporation	Valley Forge CbM
	Courtyard Management Corporation	Willow Grove CbM
	Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
	Marriott Hotel Services, Inc.	Philadelphia Marriott West
	MIF, L.L.C.	Marriott International Franchising, L.L.C.
	Residence Inn by Marriott, LLC	Berwyn RI
	Residence Inn by Marriott, LLC	Greentree RI

Exhibit 21

	Residence Inn by Marriott, LLC	Philadelphia Airport RI
	Residence Inn by Marriott, LLC	Willow Grove RI
State: Rhode Island
	Entity Name	Assumed Name
	Courtyard Management Corporation	Middletown CbM
State: South Carolina
	Entity Name	Assumed Name
	Courtyard Management Corporation	Columbia NW CbM
	Fairfield FMC, LLC	Greenville FibM
	Fairfield FMC, LLC	Hilton Head FibM
	Residence Inn by Marriott, LLC	Columbia RI
State: Tennessee
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brentwood CbM
	Courtyard Management Corporation	Chattanooga CbM
	Courtyard Management Corporation	Memphis Airport CbM
	Courtyard Management Corporation	Nashville Airport CbM
	Courtyard Management Corporation	Park Avenue, Memphis CbM
	Fairfield FMC, LLC	Chattanooga FibM
	Fairfield FMC, LLC	Jackson FibM
	Fairfield FMC, LLC	Johnson City FibM
	Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
	Residence Inn by Marriott, LLC	Maryland Farms RIbM
	Residence Inn by Marriott, LLC	Memphis RIbM
State: Texas
	Entity Name	Assumed Name
	Courtyard Management Corporation	Addison CbM
	Courtyard Management Corporation	Addison/Quorum Courtyard
	Courtyard Management Corporation	Arlington CbM
	Courtyard Management Corporation	Bedford CbM
	Courtyard Management Corporation	Courtyard Dallas Central Expressway
	Courtyard Management Corporation	Dallas North Park CbM
	Courtyard Management Corporation	Dallas Northeast CbM
	Courtyard Management Corporation	Dallas Stemmons CbM
	Courtyard Management Corporation	DFW Courtyard North
	Courtyard Management Corporation	Fort Worth CbM
	Courtyard Management Corporation	Las Colinas CbM
	Courtyard Management Corporation	LBJ @ Josey CbM
	Courtyard Management Corporation	Plano CbM
	Courtyard Management Corporation	San Antonio Airport CbM
	Courtyard Management Corporation	San Antonio CbM
	Courtyard Management Corporation	San Antonio Medical Center CbM
	Courtyard Management Corporation	The Campbell Club
	CTYD III Corporation	Courtyard by Marriott
	Fairfield FMC, LLC	Arlington Fairfield Suites
	Marriott Hotel Services, Inc.	Dallas Marriott Quorum

Exhibit 21

	Marriott Hotel Services, Inc.	Houston Airport Marriott
	Residence Inn by Marriott, LLC	Dallas Central Expressway RI
	Residence Inn by Marriott, LLC	Dallas Market Center RI
	Residence Inn by Marriott, LLC	Houston Astrodome RI
	Residence Inn by Marriott, LLC	Houston Clear Lake RI
	Residence Inn by Marriott, LLC	Houston Southwest RI
	Residence Inn by Marriott, LLC	Las Colinas RI
	Residence Inn by Marriott, LLC	Lubbock RI
	Residence Inn by Marriott, LLC	Residence Inn Houston Downtown/Convention Center
	Residence Inn by Marriott, LLC	Richardson RI
	Residence Inn by Marriott, LLC	San Antonio RI
	Residence Inn by Marriott, LLC	Tyler RI
	Springhill SMC, LLC	Addison Springhill Suites
	Springhill SMC, LLC	Fort Worth University
	TownePlace Management, LLC	Houston Clearlake TownePlace Suites
State: Utah
	Entity Name	Assumed Name
	Residence Inn by Marriott, LLC	Residence Inn at the Cottonwoods
State: Virginia
	Entity Name	Assumed Name
	Courtyard Management Corporation	Brookfield CbM
	Courtyard Management Corporation	Charlottesville CbM
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard by Marriott
	Courtyard Management Corporation	Courtyard Dunn Loring Fairfax
	Courtyard Management Corporation	Dulles South CbM
	Courtyard Management Corporation	Dulles Town Center CbM
	Courtyard Management Corporation	Fair Oaks CbM
	Courtyard Management Corporation	Herndon CbM
	Courtyard Management Corporation	Manassas CbM
	Courtyard Management Corporation	Richmond Innsbrook CbM
	Courtyard Management Corporation	Rosslyn CbM
	Marriott Hotel Services, Inc.	Berry Hill Conference Center
	Marriott Hotel Services, Inc.	CC Bistro
	Marriott Hotel Services, Inc.	Crystal City Marriott at Reagan National
	Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
	Marriott Hotel Services, Inc.	Marriott's Westfields Conference Center
	Marriott Hotel Services, Inc.	Westfield's Golf Club (Fairfax file date)
	Marriott Hotel Services, Inc.	Westfield's Marriott
	Renaissance Hotel Operating Company	Renaissance Arlington Capital View
	Residence Inn by Marriott, LLC	Herndon Residence Inn by Marriott
	Residence Inn by Marriott, LLC	Residence Inn Alexandria - Old Town
	Residence Inn by Marriott, LLC	Residence Inn Alexandria at Carlyle

	Entity Name	Assumed Name

Exhibit 21

	Residence Inn by Marriott, LLC	Residence Inn Arlington Capital View
	Residence Inn by Marriott, LLC	Residence Inn Charlottesville
	Residence Inn by Marriott, LLC	Residence Inn Fair Lakes
	Residence Inn by Marriott, LLC	Residence Inn Fairfax-Merrifield
	The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

State: Washington
	Entity Name	Assumed Name
	Courtyard Management Corporation	Courtyard by Marriott
	CTYD III Corporation	Courtyard by Marriott
	Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
	Residence Inn by Marriott, , LLC	Residence Inn Redmond
	SpringHill SMC, LLC	Seattle Downtown Springhill Suites
	SpringHill SMC, LLC	Seattle South Renton Springhill
	TownePlace Management, LLC	Seattle South Renton TownePlace Suites